STOCK OPTION AGREEMENT

      [Employee Incentive/Non-Incentive Stock Option Agreement Under Plan]

         AGREEMENT, made as of ___________ ___, ____ by and between QuikBIZ Internet Group, Inc., a Nevada corporation (the "Company"), and
______________________________ (the "Employee" or "Holder").


         WHEREAS, [on / by written consent dated as of] , , pursuant to the terms and conditions of the Company's 2000 Performance Equity Plan (the "Plan"), the Board of Directors of the Company or the Committee authorized the grant to the Employee of an option (the "Option") to purchase an aggregate of ______ shares of the authorized but unissued Common Stock of the Company, $.002 par value (the "Common Stock"), conditioned upon the Employee's acceptance thereof upon the terms and conditions set forth in this Agreement and subject to the terms of the Plan (capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Plan); and

         WHEREAS, the Employee desires to acquire the Option on the terms and conditions set forth in this Agreement;

         IT IS AGREED:


        1. Grant of Stock Option. The Company hereby grants Employee the Option to purchase all or any part of an aggregate of shares of Common Stock (the "Option Shares") on the terms and conditions set forth herein and subject to the provisions of the Plan.

        2. [Non-]Incentive Stock Option. The Option represented hereby is [not] intended to be an Option that qualifies as an "Incentive Stock Option" under Section 422 of the Internal Revenue Code of 1986, as amended (the "code").

        3. Exercise Price. The exercise price of the Option shall be $_____ per share, subject to adjustment as hereinafter provided.

        4. Exercisability. This Option shall become exercisable on _______ ___, ______, subject to the terms and conditions of this Agreement, and shall remain exercisable until the close of business on _________ __, [cannot exceed 10 years for incentive option; 5 years for incentive options to greater than 10% stockholders] (the "Exercise Period").

                                       OR

         5. Exercisability. This Option shall become exercisable, subject to the terms and conditions of the Plan and this Agreement, as follows: (i) the right to purchase (33-1/3%) of the Option Shares shall be exercisable on and after _______ ___ , _____ [First Anniversary of Date of Grant], (ii) the right to purchase an additional (33-1/3%) of the Option Shares shall be exercisable on and after ________ __, ____, [Second Anniversary of Date of Grant] and (iii) the right to purchase the remaining ________(33-1/3%) of the Option Shares shall be exercisable on and after _______ ___, ____, Third Anniversary of Date of Grant]. After a portion of the Option becomes exercisable, it shall remain exercisable except as otherwise provided herein, until the close of business on , [up to the day before the Tenth Anniversary of Date of Grant for incentive option; Fifth Aniversary for incentive options to greater than 10% stockholders] (the "Exercise Period").

         6. Withholding Tax. Not later than the date as of which an amount first must be included in the gross income of Employee for Federal income tax purposes with respect to the Option, Employee may be required to pay to the Company, or make arrangements satisfactory to the Company regarding the payment of any Federal, state and local taxes of any kind required by law to be withheld or paid with respect to such amount. The obligations of the Company under the Plan and pursuant to this Agreement shall be conditional upon such payments or arrangements with the Company, if such payments or arrangements are required, and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to Employee from the Company.

         7.       Adjustments.

                  (a) In the event of a stock split, stock dividend, combination of shares, or any other similar change in the Common Stock of the Company as a whole, the Board of Directors of the Company shall make equitable, proportionate adjustments in the number and kind of shares covered by the Option and in the option price hereunder.

                  (b) In the event of any reclassification or reorganization of the outstanding shares of Common Stock other than a change covered by subsection
(a) hereof or that solely affects the par value of such shares of Common Stock, or in the case of any merger or consolidation of the Company with or into another corporation (other than a consolidation or merger in which the Company is the continuing corporation and that does not result in any reclassification or reorganization of the outstanding shares of Common Stock), the Holder shall have the right thereafter (until the expiration of the right of exercise of this Option) to receive upon the exercise hereof after such event, for the same aggregate Exercise Price payable hereunder immediately prior to such reclassification, reorganization, merger or consolidation, the amount and kind of consideration receivable by a holder of the number of shares of Common Stock of the Company obtainable upon exercise of this Option immediately prior to such event. The provisions of this subsection (b) shall similarly apply to successive reclassifications, reorganizations, mergers or consolidations, sales or other transfers.

8.             Effect of Termination of Employment.

                  8.1 Termination Due to Death. If Employee's employment by the Company terminates by reason of death, the portion of the Option, if any, that was exercisable as of the date of death may thereafter be exercised by the legal representative of the estate or by the legatee of the Employee under the will of the Employee, for a period of one year from the date of such death or until the expiration of the Exercise Period, whichever period is shorter. The portion of the Option, if any, that was not exercisable as of the date of death shall immediately expire.

                  8.2 Termination Due to Disability. If Employee's employment by the Company terminates by reason of disability (as such term is defined in the Plan), the portion of the Option, if any, that was exercisable as of the date of disability may thereafter be exercised by the Employee for a period of one year from the date of such termination or until the expiration of the Exercise Period, whichever period is shorter. The portion of the Option, if any, that was not exercisable as of the date of termination shall immediately expire.

                  8.3 Termination by the Company Without Cause and/or Due to Retirement. If Employees employment is terminated by the Company without cause or due to the normal retirement of Employee after his 65th birthday, then the portion of the Option that has vested by the date of termination of employment may be exercised for a period of three months from termination of employment or until the expiration of the Exercise Period, whichever is shorter. The portion of the Option, if any, not yet exercisable on the date of termination of employment shall immediately expire.

                  8.4      Other Termination.

                           8.4.1    If Employee's employment is terminated for
any reason other than (i) death, (ii) disability, (iii) normal retirement, or
(iv) without cause by the Company, the Option, whether or not then exercisable, shall expire on the date of termination of employment.

                           8.4.2    The Board of Directors of the Company or the
Committee, in the event the Employee's employment is terminated for cause, may require the Employee to return to the Company the economic benefit of any Option Shares purchased hereunder by the Employee within the six month period prior to the date of termination. In such event, the Employee hereby agrees to remit to the Company, in cash, an amount equal to the difference between the Fair Market Value (on the date of termination) of the Option Shares so purchased by Employee (or the sales price of such Option Shares if the Option Shares were sold during such six month period) and the Exercise Price.

                  8.5 Competing With the Company. In the event that, within six
(6) months after the date of termination of Employee's employment with the Company, Employee accepts employment with, or becomes engaged as a consultant by, any competitor of, or otherwise competes with, the Company, the Committee, in its sole discretion, may require such Employee to return to the Company the economic value of any Option Shares purchased hereunder by the Employee within the six-month period prior to the date of termination. In such event, Employee agrees to remit the economic value to the Company in accordance with Section 7.4.2.

        9.        Method of Exercise.

                  9.1 Notice to the Company. The Option may be exercised in whole or in part by written notice in the form attached hereto as Exhibit A directed to the Company at its principal place of business accompanied by full payment as hereinafter provided of the exercise price for the number of Option Shares specified in the notice.

                  9.2 Delivery of Option Shares. The Company shall deliver a certificate for the Option Shares to the Employee as soon as practicable after payment therefor.

                  9.3 Payment of Purchase Price.

                      9.3.1 Cash Payment. The Employee shall make cash payments by wire transfer, certified or bank check or personal check, in each case payable to the order of the Company. The Company shall not be required to deliver certificates for Option Shares until the Company has confirmed the receipt of good and available funds in payment of the purchase price thereof.

                      9.3.2 Cashless Payment. The Company, in its sole discretion, may allow Employee to use Common Stock of the Company owned by him or her to pay the purchase price for the Option Shares by delivery of stock certificates in negotiable form that are effective to transfer good and valid title thereto to the Company, free of any liens or encumbrances. Shares of Common Stock used for this purpose shall be valued at the Fair Market Value on the last trading day preceding the date of exercise.

                      9.3.3 Payment of Withholding Tax. Any required withholding tax may be paid in cash or with Common Stock in accordance with Sections 8.3.1. and 8.3.2.

                      9.3.4 Exchange Act Compliance. Notwithstanding the foregoing, the Company shall have the right to reject payment in the form of Common Stock if in the opinion of counsel for the Company, (i) it could result in an event of "recapture" under Section 16(b) of the Exchange Act (as defined in the Plan); (ii) such shares of Common Stock may not be sold or transferred to the Company; or (iii) such transfer could create legal difficulties for the Company.

          10. Nonassignability. The Option shall not be assignable or transferable, without the consent of the Company, except by will or by the laws of descent and distribution in the event of the death of the Employee. No transfer of the Option by the Employee by will or by the laws of descent and distribution shall be effective to bind the Company unless the Company shall have been furnished with written notice thereof and a copy of the will and/or such other evidence as the Company may deem necessary to establish the validity of the transfer and the acceptance by the transferee or transferees of the terms and conditions of the Option.

         11. Company Representations. The Company hereby represents and warrants to the Employee that:

                  (1) the Company, by appropriate and all required action, is duly authorized to enter into this Agreement and consummate all of the transactions contemplated hereunder; and

                  (2) the Option Shares, when issued and delivered by the Company to the Employee in accordance with the terms and conditions hereof, will be duly and validly issued and fully paid and non-assessable.

         12. Employee Representations. The Employee hereby represents and warrants to the Company that:

                  (1) he or she is acquiring the Option and shall acquire the Option Shares for his or her own account and not with a view towards the distribution thereof;

                  (2) he or she has received a copy of the Plan as in effect as of the date of this Agreement;

                  (3) he or she has received a copy of all reports and documents required to be filed by the Company with the Securities and Exchange Commission pursuant to the Exchange Act within the last 24 months and all reports issued by the Company to its stockholders;

                  (4) he or she understands that he or she must bear the economic risk of the investment in the Option Shares, which cannot be sold by him or her unless they are registered under the Securities Act of 1933 (the "Securities Act") or an exemption therefrom is available thereunder and that the Company is under no obligation to register the Option Shares for sale under the Securities Act;

                  (5) in his or her position with the Company, he or she has had both the opportunity to ask questions and receive answers from the officers and directors of the Company and all persons acting on its behalf concerning the terms and conditions of the offer made hereunder and to obtain any additional information to the extent the Company possesses or may possess such information or can acquire it without unreasonable effort or expense necessary to verify the accuracy of the information obtained pursuant to clause (iii) above;

                  (6) he or she is aware that the Company shall place stop transfer orders with its transfer agent against the transfer of the Option Shares in the absence of registration under the 1933 Act or an exemption therefrom as provided herein; and

                  (7) the certificates evidencing the Option Shares shall bear the following legends:

                           "The shares represented by this certificate have been acquired for investment and have not been registered under the Securities Act of 1933. The shares may not be sold or transferred in the absence of such registration or an exemption therefrom under said Act."

                           "The shares represented by this certificate have been acquired pursuant to a Stock Option Agreement, dated as of , , a copy of which is on file with the Company, and may not be transferred, pledged or disposed of except in accordance with the terms and conditions thereof."

         13.      Restriction on Transfer of Option Shares.

                           (a)   Anything in this  Agreement to the contrary
notwithstanding, Employee hereby agrees that he or she shall not sell, transfer by any means or otherwise dispose of the Option Shares acquired by him or her without registration under the Securities Act, or in the event that they are not so registered, unless (i) an exemption from the Securities Act registration requirements is available thereunder, and (ii) the Employee has furnished the Company with notice of such proposed transfer and the Company's legal counsel, in its reasonable opinion, shall deem such proposed transfer to be so exempt.

                           (b)   Anything in this Agreement to the contrary
notwithstanding, Employee hereby agrees that he or she shall not sell, transfer by any means or otherwise dispose of the Option Shares acquired by him or her except in accordance with the Company's policy, if any, regarding the sale and disposition of securities owned by employees and/or directors of the Company.

         14.      Miscellaneous.

                  14.1 Notices. All notices, requests, deliveries, payments, demands and other communications that are required or permitted to be given under this Agreement shall be in writing and shall be either delivered personally or sent by registered or certified mail, or by private courier, return receipt requested, to the parties at their respective addresses set forth herein, or to such other address as either shall have specified by notice in writing to the other. Notice shall be deemed duly given hereunder when delivered or mailed as provided herein.

                  14.2 Plan Paramount; Conflicts with Plan. This Agreement and the Option shall, in all respects, be subject to the terms and conditions of the Plan, whether or not stated herein. In the event of a conflict between the provisions of the Plan and the provisions of this Agreement, the provisions of the Plan shall in all respects be controlling.

                  14.3 Employee and Stockholder Rights. Employee shall not have any of the rights of a stockholder with respect to the Option Shares until such shares have been issued after the due exercise of the Option. Nothing contained in this Agreement shall be deemed to confer upon Employee any right to continued employment with the Company or any subsidiary thereof, nor shall it interfere in any way with the right of the Company to terminate Employee in accordance with the provisions regarding such termination set forth in Employee's written employment agreement with the Company, or if there exists no such agreement, to terminate Employee at will.

                  14.4 Waiver. The waiver by any party hereto of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any other or subsequent breach.

                  14.5 Entire Agreement. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof. This Agreement may not be amended except by writing executed by the Employee and the Company.

                  14.6 Binding Effect; Successors. This Agreement shall inure to the benefit of and be binding upon the parties hereto and, to the extent not prohibited herein, their respective heirs, successors, assigns and representatives. Nothing in this Agreement, expressed or implied, is intended to confer on any person other than the parties hereto and as provided above, their respective heirs, successors, assigns and representatives, any rights, remedies, obligations or liabilities.

                  14.7 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Florida (without regard to choice of law provisions); provided, however, that all matters relating to or involving corporate law shall be governed by the Nevada General Corporation Law.

                  14.8 Headings. The headings contained herein are for the sole purpose of convenience of reference and shall not in any way limit or affect the meaning or interpretation of any of the terms or provisions of this Agreement.

                  IN WITNESS WHEREOF, the parties hereto have signed this Agreement as of the day and year first above written:

QUIKBIZ INTERNET GROUP, INC.            Address: 6801 Powerline Road
                                                 Ft. Lauderdale, Florida 33309

By:  __________________________________
         David B. Bawarsky
         Chief Executive Officer

EMPLOYEE:                               Address:


--------------------------------------

                                                                      EXHIBIT A

                      FORM OF NOTICE OF EXERCISE OF OPTION

----------------------------
           DATE

  QuikBIZ Internet Group, Inc.
  6801 Powerline Road
  Ft. Lauderdale, Florida 33309
  Attention:  Stock Option Committee of
              the Board of Directors

                           Re:     Purchase of Option Shares

Gentlemen:
                 In accordance with my Stock Option Agreement dated as of ______ __, ____ ("Agreement") with QuikBIZ Internet Group, Inc. (the "Company"), I hereby irrevocably elect to exercise the right to purchase _________ shares of the Company's common stock, par value $.002 per share ("Common Stock"), which are being purchased for investment and not resale.

                  As payment for my shares, enclosed is (check and complete applicable box[es]):

                  |_| a [personal check] [certified check] [bank check] payable to the order of the Company in the sum of $_________;

                  |_| confirmation of wire transfer in the amount of $____________; and/or

                  |_| with the consent of the Company, a certificate for __________ shares of the Company's Common Stock, free and clear of any encumbrances, duly endorsed, having a Fair Market Value (as such term is defined in the Company's 2000 Performance Equity Plan) of $________.

                  I hereby represent and warrant to, and agree with, the Company that:

                    (i) I am acquiring the Option Shares for my own account, for investment, and not with a view towards the distribution thereof;

                    (ii) I have received a copy of the Plan and all reports and documents required to be filed by the Company with the Commission pursuant to the Securities Exchange Act of 1934 within the last 24 months and all reports issued by the Company to its stockholders;

                    (iii) I understand that I must bear the economic risk of the investment in the Option Shares, which cannot be sold by me unless they are registered under the Securities Act of 1933 (the "Securities Act") or an exemption therefrom is available thereunder and that the Company is under no obligation to register the Option Shares for sale under the Securities Act;

                    (iv) I agree that I will not sell, transfer by any means or otherwise dispose of the Option Shares acquired by me hereby except in accordance with Company's policy, if any, regarding the sale and disposition of securities owned by employees and/or directors of the Company;

                    (v) in my position with the Company, I have had both the
               opportunity to ask questions and receive answers from the officers and directors of the Company and all persons acting on its behalf concerning the terms and conditions of the offer made hereunder and to obtain any additional information to the extent the Company possesses or may possess such information or can acquire it without unreasonable effort or expense necessary to verify the accuracy of the information obtained pursuant to clause (ii) above;

                    (vi) I am aware that the Company shall place stop transfer orders with its transfer agent against the transfer of the Option Shares in the absence of registration under the Securities Act or an exemption therefrom as provided herein;

                    (vii) my rights with respect to the Option Shares shall, in all respects, be subject to the terms and conditions of the Company's 2000 Performance Equity Plan and this Agreement; and

                    (viii) the certificates evidencing the Option Shares shall bear the following legends:

                  "The shares represented by this certificate have been acquired for investment and have not been registered under the Securities Act of 1933. The shares may not be sold or transferred in the absence of such registration or an exemption therefrom under said Act."

                  "The shares represented by this certificate have been acquired pursuant to a Stock Option Agreement, dated as of , , a copy of which is on file with the Company, and may not be transferred, pledged or disposed of except in accordance with the terms and conditions thereof."

Kindly forward to me my certificate at your earliest convenience.

Very truly yours,

----------------------------------  ----------------------------------------
(Signature)                                          (Address)

----------------------------------  ----------------------------------------
(Print Name)

                                    ----------------------------------------
                                            (Social Security Number)

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

                             STOCK OPTION AGREEMENT

     [Non-Employee Director Non-Qualified Stock Option Agreement Under Plan]


                  AGREEMENT, made as of __________ ___, ____, by and between

QuikBiz Internet Group, Inc., a Nevada corporation (the "Company"), and ________________________ (the "Director" or "Holder").

                  WHEREAS, [on / by written consent dated as of] , , pursuant to the terms and conditions of the Company's 2000 Performance Equity Plan (the "Plan"), the Board of Directors of the Company or the Committee authorized the grant to the Director of an option (the "Option") to purchase an aggregate of ______ shares of the authorized but unissued common stock of the Company, $.002 par value (the "Common Stock"), conditioned upon the Director's acceptance thereof upon the terms and conditions set forth in this Agreement and subject to the terms of the Plan (capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Plan); and

                  WHEREAS, the Director desires to acquire the Option on the terms and conditions set forth in this Agreement and subject to the terms of the Plan;

                  IT IS AGREED:

          1. Grant of Stock Option. The Company hereby grants the Director the Option to purchase all or any part of an aggregate of shares of Common Stock (the "Option Shares") on the terms and conditions set forth herein and subject to the provisions of the Plan.

          2. Non-Incentive Stock Option. The Option represented hereby is not intended to be an Option that qualifies as an "Incentive Stock Option" under
Section 422 of the Internal Revenue Code of 1986, as amended.

          3. Exercise Price. The exercise price of the Option shall be $ per share, subject to adjustment as hereinafter provided.

          4. Exercisability. This Option shall become exercisable on , , subject to the terms and conditions of the Plan and this Agreement, and shall remain exercisable until the close of business on ________ ___, ____,(the "Exercise Period").


                                       OR

          5. Exercisability. This Option shall become exercisable, subject to the terms and conditions of the Plan and this Agreement, as follows: (i) the right to purchase (33-1/3%) of the Option Shares shall be exercisable on and after ________ ___, _______, [First Anniversary of Date of Grant] if the Director's service as a director of the Company has not terminated prior to such date, (ii) the right to purchase an additional (33-1/3%) of the Option Shares shall be exercisable on and after ________ ___,_____, [Second Anniversary of Date of Grant] if the Director's service as a director of the Company has not terminated prior to such date, and (iii) the right to purchase the remaining ______ (33 1/3%) of the Option Shares shall be exercisable on and after
___________ ___, ____, [Third Anniversary of Date of Grant] if the Director's service as a director of the Company has not terminated prior to such date. After a portion of the Option becomes exercisable, it shall remain exercisable except as otherwise provided herein, until the close of business on _________ ___, _____, [up to the day before the Tenth Anniversary of Date of Grant] (the "Exercise Period").

          6. Termination Due to Death. Upon the death of the Director, the portion of the Option, if any, that was exercisable as of the date of death may thereafter be exercised by the legal representative of the estate or by the legatee of the Director under the will of the Director, for a period of one year from the date of such death or until the expiration of the Exercise Period, whichever period is shorter. The portion of the Option, if any, that was not exercisable as of the date of death shall immediately terminate upon death.

          7. Withholding Tax. Not later than the date as of which an amount first becomes includible in the gross income of the Director for Federal income tax purposes with respect to the Option, the Director shall pay to the Company, or make arrangements satisfactory to the Committee regarding the payment of, any Federal, state and local taxes of any kind required by law to be withheld or paid with respect to such amount. The obligations of the Company under the Plan and pursuant to this Agreement shall be conditional upon such payment or arrangements with the Company and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Director from the Company.

          8. Adjustments.

             (a) In the event of a stock split, stock dividend, combination of shares, or any other similar change in the Common Stock of the Company as a whole, the Board of Directors of the Company shall make equitable, proportionate adjustments in the number and kind of shares covered by the Option and in the option price hereunder.

             (b) In the event of any reclassification or reorganization of the outstanding shares of Common Stock other than a change covered by subsection (a) hereof or that solely affects the par value of such shares of Common Stock, or in the case of any merger or consolidation of the Company with or into another corporation (other than a consolidation or merger in which the Company is the continuing corporation and that does not result in any reclassification or reorganization of the outstanding shares of Common Stock), the Holder shall have the right thereafter (until the expiration of the right of exercise of this Option) to receive upon the exercise hereof after such event, for the same aggregate Exercise Price payable hereunder immediately prior to such reclassification, reorganization, merger or consolidation, the amount and kind of consideration receivable by a holder of the number of shares of Common Stock of the Company obtainable upon exercise of this Option immediately prior to such event. The provisions of this subsection (b) shall similarly apply to successive reclassifications, reorganizations, mergers or consolidations, sales or other transfers.

            9. Method of Exercise.

               9.1 Notice to the Company. The Option shall be exercised in whole or in part by written notice in substantially the form attached hereto as Exhibit A directed to the Company at its principal place of business accompanied by full payment as hereinafter provided of the exercise price for the number of Option Shares specified in the notice.

               9.2 Delivery of Option Shares. The Company shall deliver a certificate for the Option Shares to the Director as soon as practicable after payment therefor.

               9.3 Payment of Purchase Price.

                    9.3.1 Cash Payment. The Director shall make cash payments by wire transfer, certified or bank check or personal check, in each case payable to the order of the Company. The Company shall not be required to deliver certificates for Option Shares until the Company has confirmed the receipt of good and available funds in payment of the purchase price thereof.

                    9.3.2 Cashless Payment. The Company, in its sole discretion, may allow the Director to use Common Stock of the Company owned by him or her to pay the purchase price for the Option Shares by delivery of stock certificates in negotiable form that are effective to transfer good and valid title thereto to the Company, free of any liens or encumbrances. Shares of Common Stock used for this purpose shall be valued at the Fair Market Value on the last trading day preceding the date of exercise.

                    9.3.3 Payment of Withholding Tax. Any required withholding tax may be paid in cash or with Common Stock in accordance with Sections 9.3.1. and 9.3.2.

                    9.3.4 Exchange Act Compliance. Notwithstanding the foregoing, the Company shall have the right to reject payment in the form of Common Stock if in the opinion of counsel for the Company, (i) it could result in an event of "recapture" under Section 16(b) of the Securities Exchange Act of 1934 (the "Exchange Act"); (ii) such shares of Common Stock may not be sold or transferred to the Company; or (iii) such transfer could create legal difficulties for the Company.

          10. Nonassignability. The Option shall not be assignable or transferable except by will or by the laws of descent and distribution in the event of the death of the Director. No transfer of the Option by the Director by will or by the laws of descent and distribution shall be effective to bind the Company unless the Company shall have been furnished with written notice thereof and a copy of the will and such other evidence as the Company may deem necessary to establish the validity of the transfer and the acceptance by the transferee or transferees of the terms and conditions of the Option.

          11. Company Representations. The Company hereby represents and warrants to the Director that:

               (1) the Company, by appropriate and all required action, is duly authorized to enter into this Agreement and consummate all of the transactions contemplated hereunder; and

               (2) the Option Shares, when issued and delivered by the Company to the Director in accordance with the terms and conditions hereof, will be duly and validly issued and fully paid and non-assessable.

          12. Director Representations. The Director hereby represents and warrants to the Company that:

               (1) he or she is acquiring the Option and shall acquire the Option Shares for his or her own account and not with a view towards the distribution thereof;

               (2) he or she has received a copy of the Plan as in effect as of the date of this Agreement;

               (3) he or she has received a copy of all reports and documents required to be filed by the Company with the Securities and Exchange Commission pursuant to the Exchange Act within the last 24 months and all reports issued by the Company to its stockholders;

               (4) he or she understands that he or she must bear the economic risk of the investment in the Option Shares, which cannot be sold by him or her unless they are registered under the Securities Act of 1933 (the "Securities Act") or an exemption therefrom is available thereunder and that the Company is under no obligation to register the Option Shares for sale under the Securities Act;

               (5) in his or her position as a Director of the Company, he or she has had both the opportunity to ask questions and receive answers from the officers and directors of the Company and all persons acting on its behalf concerning the terms and conditions of the offer made hereunder and to obtain any additional information to the extent the Company possesses or may possess such information or can acquire it without unreasonable effort or expense necessary to verify the accuracy of the information obtained pursuant to clause (iii) above;

               (6) he or she is aware that the Company shall place stop transfer orders with its transfer agent against the transfer of the Option Shares in the absence of registration under the Securities Act or an exemption therefrom as provided herein; and

               (7) The certificates evidencing the Option Shares shall bear the following legends:

                  "The shares represented by this certificate have been acquired for investment and have not been registered under the Securities Act of 1933. The shares may not be sold or transferred in the absence of such registration or an exemption therefrom under said Act."

                  "The shares represented by this certificate have been acquired pursuant to a Stock Option Agreement, dated as of , , a copy of which is on file with the Company, and may not be transferred, pledged or disposed of except in accordance with the terms and conditions thereof."

          13. Restriction on Transfer of Option Shares.

               (a) Anything in this Agreement to the contrary notwithstanding, the Director hereby agrees that he or she shall not sell, transfer by any means or otherwise dispose of the Option Shares acquired by him or her without registration under the Securities Act, or in the event that they are not so registered, unless (i) an exemption from the Securities Act registration requirements is available thereunder, and (ii) the Director has furnished the Company with notice of such proposed transfer and the Company's legal counsel, in its reasonable opinion, shall deem such proposed transfer to be so exempt.

               (b) Anything in this Agreement to the contrary notwithstanding, the Director hereby agrees that he or she shall not sell, transfer by any means or otherwise dispose of the Option Shares acquired by him or her except in accordance with the Company's policy, if any, regarding the regarding the sale and disposition of securities owned by employees and/or directors of the Company.

           14. Miscellaneous.

               14.1 Notices. All notices, requests, deliveries, payments, demands and other communications that are required or permitted to be given under this Agreement shall be in writing and shall be either delivered personally or sent by registered or certified mail, or by private courier, return receipt requested, postage prepaid to the Company at its principal executive office and to the Director at his address set forth below, or to such other address as either party shall have specified by notice in writing to the other. Notice shall be deemed duly given hereunder when delivered or mailed as provided herein.

               14.2 Plan Paramount; Conflicts with Plan. This Agreement and the Option shall, in all respects, be subject to the terms and conditions of the Plan, whether or not stated herein. In the event of a conflict between the provisions of the Plan and the provisions of this Agreement, the provisions of the Plan shall in all respects be controlling.

               14.3 Stockholder Rights. The Director shall not have any of the rights of a stockholder with respect to the Option Shares until such shares have been issued after the due exercise of the Option.

               14.4 Waiver. The waiver by any party hereto of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any other or subsequent breach.

               14.5 Entire Agreement. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof. This Agreement may not be amended except by writing executed by the Director and the Company.

               14.6 Binding Effect; Successors. This Agreement shall inure to the benefit of and be binding upon the parties hereto and, to the extent not prohibited herein, their respective heirs, successors, assigns and representatives. Nothing in this Agreement, expressed or implied, is intended to confer on any person other than the parties hereto and as provided above, their respective heirs, successors, assigns and representatives, any rights, remedies, obligations or liabilities.

               14.7 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Florida (without regard to choice of law provisions); provided, however, that all matters relating to or involving corporate law shall be governed by the Nevada General Corporation Law.

               14.8 Headings. The headings contained herein are for the sole purpose of convenience of reference and shall not in any way limit or affect the meaning or interpretation of any of the terms or provisions of this Agreement.

          IN WITNESS WHEREOF, the parties hereto have signed this Agreement as of the day and year first above written.

QUIKBIZ INTERNET GROUP INC.           Address: 6801 Powerline Road
                                               Ft. Lauderdale, Florida 33309



By:__________________________________
         David Bawarsky
         Chief Executive Officer

DIRECTOR                              Address:

____________________________________


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


                                                                   EXHIBIT A

                      FORM OF NOTICE OF EXERCISE OF OPTION

____________________________
      DATE

QuikBiz Internet Group, Inc.
6801 Powerline Road
Ft. Lauderdale, Florida 33309
Attention:  Stock Option Committee of
            the Board of Directors

                      Re:     Purchase of Option Shares

Gentlemen:

             In accordance with my Stock Option Agreement dated as of _________ ___, _____ ("Agreement") with QuikBiz Internet Group, Inc. (the "Company"),
I hereby irrevocably elect to exercise the right to purchase _________ shares of the Company's common stock, par value $.002 per share ("Common Stock"), which are being purchased for investment and not resale.

             As payment for my shares, enclosed is (check and complete applicable box[es]):

             |_| a [personal check] [certified check] [bank check] payable to the order of the Company in the sum of $_________;

             |_| confirmation of wire transfer in the amount of $_____________; and/or

             |_| with the consent of the Company, a certificate for __________ shares of the Company's Common Stock, free and clear of any encumbrances, duly endorsed, having a Fair Market Value (as such term is defined in the Company's 2000 Performance Equity Plan) of $_________.

             I hereby represent and warrant to, and agree with, the Company that:

               (i) I am acquiring the Option Shares for my own account, for investment, and not with a view towards the distribution thereof;

               (ii) I have received a copy of the Plan and all reports and documents required to be filed by the Company with the Commission pursuant to the Securities Exchange Act of 1934 within the last 24 months and all reports issued by the Company to its stockholders;

               (iii) I understand that I must bear the economic risk of the investment in the Option Shares, which cannot be sold by me unless they are registered under the Securities Act of 1933 (the "Securities Act") or an exemption therefrom is available thereunder and that the Company is under no obligation to register the Option Shares for sale under the Securities Act;

               (iv) I agree that I will not sell, transfer by any means or otherwise dispose of the Option Shares acquired by me hereby except in accordance with Company's policy, if any, regarding the sale and disposition of securities owned by employees and/or directors of the Company;

               (v) in my position with the Company, I have had both the opportunity to ask questions and receive answers from the officers and directors of the Company and all persons acting on its behalf concerning the terms and conditions of the offer made hereunder and to obtain any additional information to the extent the Company possesses or may possess such information or can acquire it without unreasonable effort or expense necessary to verify the accuracy of the information obtained pursuant to clause (ii) above;

               (vi) I am aware that the Company shall place stop transfer orders with its transfer agent against the transfer of the Option Shares in the absence of registration under the Securities Act or an exemption therefrom as provided herein;

               (vii) my rights with respect to the Option Shares shall, in all respects, be subject to the terms and conditions of the Company's 2000 Performance Equity Plan and this Agreement; and

               (viii) the certificates evidencing the Option Shares shall bear the following legends:

             "The shares represented by this certificate have been acquired for investment and have not been registered under the Securities Act of 1933. The shares may not be sold or transferred in the absence of such registration or an exemption therefrom under said Act."

             "The shares represented by this certificate have been acquired pursuant to a Stock Option Agreement, dated as of , , a copy of which is on file with the Company, and may not be transferred, pledged or disposed of except in accordance with the terms and conditions thereof."

Kindly forward to me my certificate at your earliest convenience.

Very truly yours,

___________________________________            _________________________________
      (Signature)                                        (Address)

___________________________________            _________________________________
     (Print Name)

                                               _________________________________
                                                  (Social Security Number)


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